WRL FREEDOM ACCESS(SM)
                               VARIABLE ANNUITY

                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
PROSPECTUS
NOVEMBER 9, 1999

     This prospectus gives you important information about the WRL Freedom Access,(SM) a flexible premium variable accumulation deferred annuity contract. Please read this prospectus and the fund prospectus before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans.

     You can put your money into 24 investment choices: a fixed account and 23 subaccounts of the WRL Series Annuity Account. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

     The 23 portfolios we currently offer through the subaccounts under this Contract are:

                             WRL SERIES FUND, INC.

 WRL Janus Growth                           WRL Dean Asset Allocation
 WRL Janus Global                           WRL C.A.S.E. Growth
 WRL Alger Aggressive Growth                WRL GE/Scottish Equitable International Equity
 WRL VKAM Emerging Growth                   WRL GE U.S. Equity
 WRL AEGON Balanced                         WRL Goldman Sachs Growth
 WRL AEGON Bond                             WRL Goldman Sachs Small Cap
 WRL LKCM Strategic Total Return            WRL T. Rowe Price Dividend Growth
 WRL Federated Growth & Income              WRL T. Rowe Price Small Cap
 WRL J.P. Morgan Money Market               WRL Salomon All Cap
 WRL J.P. Morgan Real Estate Securities     WRL Pilgrim Baxter Mid Cap Growth
 WRL Third Avenue Value                     WRL Dreyfus Mid Cap
 WRL NWQ Value Equity

     If you would like more information about the WRL Freedom Access,(SM) you can obtain a free copy of the Statement of Additional Information (SAI) dated November 9, 1999. Please call us at 1-800-851-9777 or write us at: Western Reserve, P.O. Box 9051, Clearwater, Florida 33758-9051. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. The SEC maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE FUND:
o  ARE NOT BANK DEPOSITS
o  ARE NOT FEDERALLY INSURED
o  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
o  ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL
o INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEFINITIONS OF SPECIAL TERMS .........................................     1
SUMMARY ..............................................................     3
ANNUITY CONTRACT FEE TABLE ...........................................     9
EXAMPLE ..............................................................    11
 1.  THE ANNUITY CONTRACT ............................................    13
       The Contract ..................................................    13
       Other Contracts ...............................................    13
 2.  ANNUITY PAYMENTS (THE INCOME PHASE) .............................    14
       Annuity Payment Options Under the Contract ....................    14
       Fixed Annuity Options .........................................    15
       Variable Annuity Options ......................................    16
       Guaranteed Minimum Income Benefit Rider (the "Rider") .........    17
 3.  PURCHASE ........................................................    20
       Contract Issue Requirements ...................................    20
       Premium Payments ..............................................    20
       Initial Premium Requirements ..................................    20
       Additional Premium Payments ...................................    20
       Maximum Annual Premium Payments ...............................    21
       Allocation of Premium Payments ................................    21
       Right to Cancel Period ........................................    21
       Annuity Value .................................................    22
       Accumulation Units ............................................    22
 4.  INVESTMENT CHOICES ..............................................    22
       The Separate Account ..........................................    22
       The Fixed Account .............................................    24
       Transfers .....................................................    24
       Dollar Cost Averaging Program .................................    25
       Asset Rebalancing Program .....................................    26
       Telephone or Fax Transactions .................................    26
       Third Party Investment Services ...............................    27
 5.  EXPENSES ........................................................    27
       Partial and Complete Surrenders ...............................    27
       Mortality and Expense Risk Charge .............................    27
       Administrative Charge .........................................    28
       Guaranteed Minimum Income Benefit Rider Charge ................    28
       Separate Account Annuitization Charge .........................    28
       Annual Contract Charge ........................................    29
       Transfer Charge ...............................................    29
       Loan Processing Fee ...........................................    29
       Premium Taxes .................................................    29
       Federal, State and Local Taxes ................................    29
       Portfolio Management Fees .....................................    29
       Waived Charges and Expenses to Employees ......................    30

 6.  TAXES ...........................................................    30
       Annuity Contracts in General ..................................    30
       Qualified and Nonqualified Contracts ..........................    30
       Partial and Complete Surrenders - Nonqualified Contracts ......    31
       Multiple Contracts ............................................    32
       Diversification and Distribution Requirements .................    32
       Partial Surrenders - Qualified Contracts ......................    32
       Partial Surrenders - 403(b) Contracts .........................    32
       Partial and Complete Surrenders ...............................    32
       Taxation of Death Benefit Proceeds ............................    33
       Annuity Payments ..............................................    33
       Transfers, Assignments or Exchanges of Contracts ..............    34
       Possible Tax Law Changes ......................................    34
 7.  ACCESS TO YOUR MONEY ............................................    34
       Partial and Complete Surrenders ...............................    34
       Delay of Payment and Transfers ................................    36
       Systematic Partial Surrenders .................................    36
       Contract Loans for Qualified Contracts ........................    36
 8.  PERFORMANCE .....................................................    38
 9.  DEATH BENEFIT ...................................................    39
       When We Pay a Death Benefit ...................................    39
       When We Do Not Pay a Death Benefit ............................    40
       Standard Death Benefit ........................................    41
       Annual Compounding Death Benefit or Annual Step-Up Death Benefit   41
       Alternate Payment Elections ...................................    42
10.  OTHER INFORMATION ...............................................    42
       Ownership .....................................................    42
       Annuitant .....................................................    42
       Beneficiary ...................................................    43
       Assignment ....................................................    43
       Western Reserve Life Assurance Co. of Ohio ....................    43
       The Separate Account ..........................................    43
       Voting Rights .................................................    44
       Distribution of the Contracts .................................    44
       Non-Participating Contract ....................................    45
       Variations in Contract Provisions .............................    45
       Year 2000 Readiness Disclosure ................................    45
       IMSA ..........................................................    45
       Legal Proceedings .............................................    46
       Financial Statements ..........................................    46
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION .........    47
APPENDIX A -- CONDENSED FINANCIAL INFORMATION ........................    48
APPENDIX B -- HISTORICAL PERFORMANCE DATA ............................    49

DEFINITIONS OF SPECIAL TERMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accumulation      The period between the Contract date and the maturity date while the
 period            Contract is in force.
                   ---------------------------------------------------------------------------------
 accumulation      An accounting unit of measure used to calculate subaccount values during the
 unit value        accumulation period.
                   ---------------------------------------------------------------------------------
 annuitant         The person named in the application, or as subsequently changed, to receive annuity payments. The annuitant may be changed as provided in the
                   Contract's death benefit provisions and annuity provision.
                   ---------------------------------------------------------------------------------
 annuity value     The sum of the separate account value and the fixed account value.
                   ---------------------------------------------------------------------------------
 annuity unit      An accounting unit of measure used to calculate annuity payments from the
 value             subaccounts after the maturity date.
                   ---------------------------------------------------------------------------------
 age               The issue age is the annuitant's age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.
                   ---------------------------------------------------------------------------------
 beneficiary(ies)  The person(s) entitled to receive the death benefit proceeds under the
                   Contract.
                   ---------------------------------------------------------------------------------
 cash value        The annuity value less the annual Contract charge, any applicable premium taxes and any Guaranteed Minimum Income Benefit Rider charge.
                   ---------------------------------------------------------------------------------
 Code              The Internal Revenue Code of 1986, as amended.
                   ---------------------------------------------------------------------------------
 Contract date     The later of the date on which the initial premium payment is received and the date that the properly completed application is received at Western
                   Reserve's administrative office. It is also the date when, depending on your state of residence, we allocate your premium payment(s) either to the reallocation account or to the fixed account and the subaccounts you selected on your application. We measure Contract years, Contract months and
                   Contract anniversaries from the Contract date.
                   ---------------------------------------------------------------------------------
 death report day  The valuation date on which we receive proof of annuitant's death and your beneficiary's election regarding payment.
                   ---------------------------------------------------------------------------------
 fixed account     An allocation option under the Contract, other than the separate account, that provides for accumulation of premium payments and options for annuity payments on a fixed basis. The fixed account may not be available in all states.
                   ---------------------------------------------------------------------------------
 fixed account     During the accumulation period, a Contract's value allocated to the fixed
 value             account.
                   ---------------------------------------------------------------------------------
 fund              WRL Series Fund, Inc., an investment company which is registered with the
                   U.S. Securities and Exchange Commission. We reserve the right to add other registered investment companies to the Contract in the future.
                   ---------------------------------------------------------------------------------
 in force          Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.
                   ---------------------------------------------------------------------------------
 maturity date     The date on which the accumulation period ends and annuity payments begin.
                   ---------------------------------------------------------------------------------

 NYSE                New York Stock Exchange.
                     -----------------------------------------------------------------------------------
 nonqualified        Contracts issued other than in connection with retirement plans.
 Contracts
                     -----------------------------------------------------------------------------------
 owner               The person(s) entitled to exercise all rights under the Contract. The annuitant
 (you, your)         is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.
                     -----------------------------------------------------------------------------------
 portfolio           A separate investment portfolio of the fund.
                     -----------------------------------------------------------------------------------
 premium             Amounts paid by an owner or on the owner's behalf to Western Reserve as
 payments            consideration for the benefits provided by the Contract. When we use the term
                     "premium payment" in this prospectus, it has the same meaning as "net premium payment" in the Contract, which means the premium payment less any applicable premium taxes.
                     -----------------------------------------------------------------------------------
 qualified           Contracts issued in connection with retirement plans that qualify for special
 Contracts           federal income tax treatment under the Code.
                     -----------------------------------------------------------------------------------
 reallocation        The WRL J.P. Morgan Money Market subaccount.
 account
                     -----------------------------------------------------------------------------------
 reallocation date   The date shown on the schedule page of your Contract when we reallocate all annuity value held in the reallocation account to the fixed account and subaccounts you selected. We place your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your right to cancel. In all other states, the reallocation date is the
                     Contract date.
                     -----------------------------------------------------------------------------------
 separate account    WRL Series Annuity Account, a separate account composed of subaccounts established to receive and invest premium payments not allocated to the fixed account.
                     -----------------------------------------------------------------------------------
 separate account    During the accumulation period, a Contract's value in the separate account,
 value               which equals the total value in each subaccount.
                     -----------------------------------------------------------------------------------
 subaccount          A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each applicable portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each applicable portfolio will hold assets after the maturity date if a variable annuity option is selected.
                     -----------------------------------------------------------------------------------
 surrender           The termination of a Contract at the option of the owner.
                     -----------------------------------------------------------------------------------
 valuation date      Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open.
                     -----------------------------------------------------------------------------------
 valuation period    The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valu-
                     ation period begins at the close of normal trading on the NYSE (currently 4:00
                     p.m. Eastern time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
                     -----------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

     The WRL Freedom Access(SM) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve Life Assurance Co. of Ohio (Western Reserve, we, us). It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

     The Contract allows you to direct your money into any of the 23 subaccounts. Each subaccount invests exclusively in a single portfolio of the fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

     You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

     You can transfer money between any of the investment choices during the accumulation period, subject to the limit on transfers from the fixed account.

     The Contract also allows you to select an annual compounding death benefit or annual step-up death benefit (see page 40) and a Guaranteed Minimum Income Benefit Rider (see page 17).

     The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the Contract's annuity payment option you choose, will determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time.

3. PURCHASE

     You can buy this Contract with $25,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation period.

4. INVESTMENT CHOICES

     You can invest your money in any of the 23 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectus. The portfolios now available to you under the Contract are:

     [ ] WRL Janus Growth                           [ ] WRL Dean Asset Allocation
     [ ] WRL Janus Global                           [ ] WRL C.A.S.E. Growth
     [ ] WRL Alger Aggressive Growth                [ ] WRL GE/Scottish Equitable
     [ ] WRL VKAM Emerging Growth                         International Equity
     [ ] WRL AEGON Balanced                         [ ] WRL GE U.S. Equity
     [ ] WRL AEGON Bond                             [ ] WRL Goldman Sachs Growth
     [ ] WRL LKCM Strategic Total Return            [ ] WRL Goldman Sachs Small Cap
     [ ] WRL Federated Growth & Income              [ ] WRL T. Rowe Price Dividend Growth
     [ ] WRL J.P. Morgan Money Market               [ ] WRL T. Rowe Price Small Cap
     [ ] WRL J.P. Morgan Real Estate Securities     [ ] WRL Salomon All Cap
     [ ] WRL Third Avenue Value                     [ ] WRL Pilgrim Baxter Mid Cap Growth
     [ ] WRL NWQ Value Equity                       [ ] WRL Dreyfus Mid Cap

     Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

     You can also allocate your premium payments to the fixed account. The fixed account may not be available in all states.

5. EXPENSES

     We do not take any deductions from premium payments at the time you buy the Contract. You invest the full amount of each premium payment in one or more of the investment choices.

     We deduct a daily mortality and expense risk charge of 1.25% (1.40% if you select the annual compounding death benefit or annual step-up death benefit) and a daily administrative charge of 0.40% each year from the money you have invested in the subaccounts.

     During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

     We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.

     We will deduct state premium taxes, which currently range from 0% to 3.50%, if you surrender the Contract, or partially surrender its value, or if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

     The portfolios deduct investment fees and expenses from amounts you have invested in the portfolios. These charges range from 0.46% to 1.50% annually, depending on the portfolio. See the Annuity Contract Fee Table in this prospectus and How The Fund Is Managed And Organized in the fund prospectus.

     If you select the Guaranteed Minimum Income Benefit Rider, there is an annual charge during the accumulation phase of 0.30% of the minimum annuitization value. We deduct the Rider charge from your annuity value on each Contract anniversary and on the termination date of the Rider. We will waive the Rider charge if your annuity value on any Contract anniversary exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. If you annuitize under the Rider, we will assess a daily separate account annuitization charge at an annual rate of 2.50% of the daily net assets in the subaccounts; this charge will be reflected in your variable payments. The separate account annuitization charge is paid in place of the mortality and expense risk charge and the administrative charge.

6. TAXES

     The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 591/2 when you take money out, you may also be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified plan.

7. ACCESS TO YOUR MONEY

     You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $25,000. No partial surrenders may be made from the fixed account without prior consent from us. For qualified Contracts issued under Code
Section 403(b), certain restrictions will apply. You may also have to pay federal income tax and a penalty tax on any money you take out. No surrender charges apply.

     Partial surrenders may reduce the death benefit (and certain values under the Guaranteed Minimum Income Benefit Rider) by more than the amount surrendered.

8. PERFORMANCE

     The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

     If you are both the owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit.

     If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who would receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

     The standard death benefit will be the greater of:

     o  the annuity value of your Contract on the death report day; and
     o the total premium payments you make to the Contract (less partial surrenders).

     In addition to the standard death benefit, you may select one of the following death benefit options for an additional charge:

     o  annual compounding death benefit; or
     o  annual step-up death benefit.

10. OTHER INFORMATION

     RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). In those states, we will place your premium payment(s) in the reallocation account until the reallocation date. We determine the value of the refund as of the date we receive the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days or receive a different refund amount.

     WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

     ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

     o SYSTEMATIC PARTIAL SURRENDERS -- You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

     o DOLLAR COST AVERAGING -- You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the WRL J.P. Morgan Money Market or WRL AEGON Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

     o ASSET REBALANCING -- We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

     o TELEPHONE OR FAX TRANSACTIONS -- You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.

     o CONTRACT LOANS -- If you own a qualified Contract, you can take out Contract loans during the accumulation period, subject to certain restrictions.

     o ANNUAL COMPOUNDING DEATH BENEFIT -- You may add this feature for an additional charge. You must select this feature on your application. This feature ensures that any death benefit payable on the death of the annuitant will be no less than total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after your 81st birthday.

     o ANNUAL STEP-UP DEATH BENEFIT -- You may add this feature for an additional charge. You must select this feature on your application. This feature ensures that any death benefit payable on the death of the annuitant will be no less than the highest annuity value on any Contract anniversary prior to the annuitant's 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs.

     o GUARANTEED MINIMUM INCOME BENEFIT RIDER -- You may add this Rider for an additional charge. It assures you of a minimum level of income in the future upon annuitization, provided you satisfy certain conditions and annuitize under the options available in the Rider.

     These features are not available in all states and may not be suitable for your particular situation.

     Certain states place restrictions on access to the fixed account, on the death benefit calculation and on other features of the Contract. Consult your agent and the Contract form for details.

11. INQUIRIES

     If you need additional information, please contact us at:

       Western Reserve Life
       Annuity Department
       P.O. Box 9051
       Clearwater, FL 33758-9051
       1-800-851-9777

ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  OWNER TRANSACTION EXPENSES
Sales Load On Premium Payments ........                  None
Maximum Surrender Charge ..............                  None
Transfer Charge ....................... $10 After 12 Per Year
Loan Processing Fee(1) ................          $30 Per Loan
Guaranteed Minimum Income
   Benefit Rider Charge during the
   accumulation period (optional)(2)...                 0.30%
=============================================================
ANNUAL CONTRACT CHARGE(4)(5) .......... $30 Per Contract Year

          SEPARATE ACCOUNT ANNUAL EXPENSES
 (AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE
           DURING THE ACCUMULATION PERIOD)
-----------------------------------------------------
UNDER STANDARD DEATH BENEFIT:
Mortality and Expense Risk Charge(3) ......... 1.25%
Administrative Charge(3) ..................... 0.40%
                                               ----
TOTAL SEPARATE ACCOUNT ANNUAL
   EXPENSES .................................. 1.65%
WITH ANNUAL COMPOUNDING DEATH BENEFIT OR
ANNUAL STEP-UP DEATH BENEFIT ADDED (OPTIONAL):
Mortality and Expense Risk Charge(3) ......... 1.40%
Administrative Charge(3) ..................... 0.40%
                                               ----
TOTAL SEPARATE ACCOUNT ANNUAL
   EXPENSES .................................. 1.80%

--------------------------------------------------------------------------------
                         PORTFOLIO ANNUAL EXPENSES(6)

   (as a percentage of average net assets and after expense reimbursements)


                                                                                 TOTAL PORTFOLIO
                                                   MANAGEMENT                        ANNUAL
  PORTFOLIOS                                          FEES      OTHER EXPENSES      EXPENSES
 WRL SERIES FUND, INC.(7)(8)
 WRL Janus Growth(9)                                 0.78%          0.05%             0.83%
 WRL Janus Global(10)                                0.80%          0.15%             0.95%
 WRL Alger Aggressive Growth                         0.80%          0.11%             0.91%
 WRL VKAM Emerging Growth                            0.80%          0.09%             0.89%
 WRL AEGON Balanced                                  0.80%          0.11%             0.91%
 WRL AEGON Bond                                      0.45%          0.09%             0.54%
 WRL LKCM Strategic Total Return                     0.80%          0.06%             0.86%
 WRL Federated Growth & Income                       0.75%          0.15%             0.90%
 WRL J.P. Morgan Money Market                        0.40%          0.06%             0.46%
 WRL J.P. Morgan Real Estate Securities(11)          0.80%          0.20%             1.00%
 WRL Third Avenue Value                              0.80%          0.20%             1.00%
 WRL NWQ Value Equity                                0.80%          0.09%             0.89%
 WRL Dean Asset Allocation                           0.80%          0.06%             0.86%
 WRL C.A.S.E. Growth                                 0.80%          0.20%             1.00%
 WRL GE/Scottish Equitable International Equity      1.00%          0.50%             1.50%
 WRL GE U.S. Equity                                  0.80%          0.25%             1.05%
 WRL Goldman Sachs Growth(12)                        0.90%          0.10%             1.00%
 WRL Goldman Sachs Small Cap(12)                     0.90%          0.10%             1.00%
 WRL T. Rowe Price Dividend Growth(12)               0.90%          0.10%             1.00%
 WRL T. Rowe Price Small Cap(12)                     0.75%          0.25%             1.00%
 WRL Salomon All Cap(12)                             0.90%          0.10%             1.00%
 WRL Pilgrim Baxter Mid Cap Growth(12)               0.90%          0.10%             1.00%
 WRL Dreyfus Mid Cap(12)                             0.85%          0.15%             1.00%

 (1) Loans are available for qualified Contracts only.

 (2) This Rider is optional. You may add this Rider when we issue the Contract, or within each 30-day period following each Contract anniversary. If you add it, we will impose during the accumulation period an annual Rider charge equal to 0.30% of the minimum annuitization value on each Contract anniversary and on the termination date of the Rider (which includes upgrades of the minimum annuitization value and Contract surrender). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but the charge will never exceed 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any Contract anniversary exceeds the Rider charge threshold (currently 2.0) times the minimum annuitization value, we will waive the Rider charge otherwise payable on that Contract anniversary.

     If you later choose to annuitize under this Rider, we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. We may change this charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%.

 (3) These charges apply to each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.25% applies when you have selected the standard death benefit. If you select the annual compounding death benefit or annual step-up death benefit, then the mortality and expense risk charge will increase to 1.40%. These charges apply during the accumulation period. After the maturity date, we will charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.

 (4) We may waive the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

 (5) We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

 (6) The fee table information relating to the portfolios is for 1998 and was provided to Western Reserve by the fund. Western Reserve has not independently verified such information.

 (7) Effective January 1, 1997, the fund's Board authorized the fund to charge each portfolio of the fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2000. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the fund prospectus for more details.

 (8) WRL Investment Management, Inc. ("WRL Management"), the investment adviser of the fund, has undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios of the fund to the extent normal total operating expenses of a portfolio exceed the following percentage of a portfolio's average daily net assets: 0.70% for WRL AEGON Bond and WRL J.P. Morgan Money Market; 1.00% for WRL Alger Aggressive Growth, WRL Janus Growth, WRL Janus Global, WRL VKAM Emerging Growth, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL J.P. Morgan Real Estate Securities, WRL Third Avenue Value, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL C.A.S.E. Growth, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Dreyfus Mid Cap, and WRL AEGON Balanced; 1.50% for WRL GE/Scottish Equitable International Equity; and 1.30% for WRL GE U.S. Equity. In 1998, WRL Management reimbursed WRL J.P. Morgan Real Estate Securities in the amount of $28,275, WRL Third Avenue Value in the amount of $14,229 and WRL GE/Scottish Equitable International Equity in the amount of $127,763. Without such reimbursements, the total annual expenses during 1998 for WRL J.P. Morgan Real Estate Securities, WRL

     Third Avenue Value and WRL GE/Scottish Equitable International Equity would have been 3.34%, 1.13%, and 1.96%, respectively. See the fund prospectus for a description of the expense limitations that apply to each portfolio of the fund.

 (9) WRL Janus Growth's advisory fee reflects 0.80% of the average daily net assets for the period prior to May 1, 1998, and 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998. WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

(10) For WRL Janus Global, WRL Management will waive 0.025% of its advisory fee once portfolio average daily net assets reach $2 billion (net fee -- 0.775%.) This waiver is voluntary and may be terminated at any time upon 90 days' written notice to the fund.

(11) Because WRL J.P. Morgan Real Estate Securities commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are annualized.

(12) Because WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap commenced operations on May 3, 1999, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are estimates.

     After the maturity date, we will charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the Rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.

EXAMPLE

     You would pay the following expenses on a $10,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $10,000 is invested in the subaccount listed.

     The expenses reflect both mortality and expense risk and administrative charges totaling 1.80% of account value (assuming that the annual compounding death benefit or annual step-up death benefit has been added), the $30 annual Contract charge, plus the Guaranteed Minimum Income Benefit Rider charge of 0.30% of minimum annuitization value (MAV). In the example, the annual Contract charge of $30 and the Guaranteed Minimum Income Benefit Rider charge of 0.30% are charged at the end of every Contract year.

                                                           IF YOU SURRENDER, ANNUITIZE OR
                                                       REMAIN INVESTED IN THE CONTRACT AT THE
  SUBACCOUNTS                                            END OF THE APPLICABLE TIME PERIOD*
                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                    --------   ---------   ---------   ---------
 WRL Janus Growth                                    $328       $1,004      $1,707      $3,597
 WRL Janus Global                                     340        1,039       1,766       3,710
 WRL Alger Aggressive Growth                          336        1,027       1,746       3,672
 WRL VKAM Emerging Growth                             334        1,021       1,736       3,653
 WRL AEGON Balanced                                   336        1,027       1,746       3,672
 WRL AEGON Bond                                       299          917       1,564       3,318
 WRL LKCM Strategic Total Return                      331        1,013       1,722       3,625
 WRL Federated Growth & Income                        335        1,024       1,741       3,663
 WRL J.P. Morgan Money Market                         291          893       1,524       3,240
 WRL J.P. Morgan Real Estate Securities               345        1,054       1,790       3,756
 WRL Third Avenue Value                               345        1,054       1,790       3,756
 WRL NWQ Value Equity                                 334        1,021       1,736       3,653
 WRL Dean Asset Allocation                            331        1,013       1,722       3,625
 WRL C.A.S.E. Growth                                  345        1,054       1,790       3,756
 WRL GE/Scottish Equitable International Equity       395        1,200       2,029       4,208
 WRL GE U.S. Equity                                   350        1,069       1,814       3,803
 WRL Goldman Sachs Growth                             345        1,054       1,790       3,756
 WRL Goldman Sachs Small Cap                          345        1,054       1,790       3,756
 WRL T. Rowe Price Dividend Growth                    345        1,054       1,790       3,756
 WRL T. Rowe Price Small Cap                          345        1,054       1,790       3,756
 WRL Salomon All Cap                                  345        1,054       1,790       3,756
 WRL Pilgrim Baxter Mid Cap Growth                    345        1,054       1,790       3,756
 WRL Dreyfus Mid Cap                                  345        1,054       1,790       3,756

* You cannot annuitize your Contract before your Contract's fifth anniversary.

     The table above will help you understand the costs of investing in the subaccounts. The table reflects the 1998 expenses of the portfolios and the subaccount fees and charges. The table does not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND DOES NOT REPRESENT PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

     The example above assumes that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.30%, based on an annuity value of $10,000. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%.

     There is no financial history of the subaccounts in this prospectus because the subaccounts have not commenced operations as of the date of this prospectus. We will determine separate sets of accumulation unit values that reflect the cost of the standard death benefit (total separate account annual expenses of 1.65%) and the annual compounding death benefit or annual step-up death benefit (total separate account annual expenses of 1.80%).

1. THE ANNUITY CONTRACT

THE CONTRACT

     This prospectus describes the WRL Freedom Access(SM) Variable Annuity Contract offered by Western Reserve.

     An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

     The Contract is a flexible premium payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

     It is a "flexible premium" Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

     The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the investment performance of your investment choices for the income phase.

     The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

OTHER CONTRACTS

     We offer other variable annuity contracts which also invest in the same portfolios of the fund. These contracts may have different charges that could affect subaccount performance, and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

     You choose the date when annuity payments under the Contract start. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the Contract month following the month in which the annuitant reaches age 95. The maturity date may be earlier for qualified Contracts.

     ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 16) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

     If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

     Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a joint annuitant at any time before the maturity date, so long as we agree. If you do not choose an annuitant, we will consider you to be the annuitant.

     If you have added the Guaranteed Minimum Income Benefit Rider to your Contract and choose to annuitize under the Rider, then you must select one of the annuity payment options contained in the Rider.

     SUPPLEMENTAL CONTRACT. Once you annuitize and you have selected a fixed payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT

     The Contract provides five annuity payment options that are described below. You may choose any annuity payment option under your Contract. You can choose to receive payments monthly, quarterly, semi-annually, or annually.

     We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

     FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

     o   The amount of the annuity proceeds on the maturity date;
     o The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
     o   The specific payment option you choose.

     VARIABLE ANNUITY INCOME PAYMENTS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matched the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.
     The annuity payment options are explained below. Options A, B, and C are fixed only. Options D and E are variable only.

FIXED ANNUITY OPTIONS

     PAYMENT OPTION A -- FIXED INSTALLMENTS. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

     PAYMENT OPTION B -- LIFE INCOME: FIXED PAYMENTS.

     O NO PERIOD CERTAIN -- We will make level payments only during the annuitant's lifetime; or
     O 10 OR 20 YEARS CERTAIN -- We will make level payments for the longer of the annuitant's lifetime or 10 or 20 years; or
     o GUARANTEED RETURN OF ANNUITY PROCEEDS -- We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

     PAYMENT OPTION C -- JOINT AND SURVIVOR LIFE INCOME: FIXED PAYMENTS. We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

VARIABLE ANNUITY OPTIONS

     PAYMENT OPTION D -- VARIABLE LIFE INCOME. The annuity proceeds are used to purchase annuity units of the subaccounts you select. You may choose between:

     o NO PERIOD CERTAIN -- We will make variable payments only during the annuitant's lifetime; or
     o 10 YEARS CERTAIN -- We will make variable payments for the longer of the annuitant's lifetime or 10 years.

     PAYMENT OPTION E -- VARIABLE JOINT AND SURVIVOR LIFE INCOME. We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.

     Other annuity payment options may be arranged by agreement with us.

NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.

     If:

     o you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
     o the annuitant(s) dies, for example, before the due date of the second annuity payment;

     Then:

     o we may make only one annuity payment and there will be no death benefit payable.

     If:

     o you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
     o the person receiving payments dies prior to the end of the guaranteed period;

     Then:

     o the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

     We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The payee is responsible to keep Western Reserve informed of the payee's current address of record.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (THE "RIDER")

     The Rider assures you of a minimum level of income in the future by guaranteeing a minimum annuitization value (discussed below) after a waiting period (currently, 10 years) from the date of purchasing or upgrading the Rider. You may elect to purchase this Rider, which guarantees the total amount you will have to apply ("minimum annuitization value") to a variable annuity payment option specified in the Rider, and which guarantees a minimum dollar payment once you begin receiving payments. By electing this Rider, you are guaranteed a minimum level of income in the future based on the minimum annuitization value, while you remain invested in the subaccounts.

     To purchase the Rider, you must elect it at issue or within 30 days after any Contract anniversary. The Rider will be added to the Contract on the issue date or the Contract anniversary date. In addition, so long as the waiting period is 10 years, you must purchase the Rider as of a Contract anniversary before your 85th birthday. If we increase the length of the waiting period, you may be required to purchase the Rider on an earlier date. We will notify you of any change in the length of the waiting period within 30 days of the change.

     MINIMUM ANNUITIZATION VALUE. The minimum annuitization value is:

     o  the annuity value on the date the Rider is issued, plus
     o  any additional premiums paid after the Rider is issued, minus
     o an adjustment for any partial surrenders made after the date the Rider is issued,
     o  accumulated at the annual growth rate.

     The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, but the rate will never be less than 3% per year. Once the Rider is added to your Contract, the annual growth rate, the Rider charge, the Rider charge waiver threshold, the separate account annuitization charge and the waiting period before you can annuitize under the Rider will not change during the life of the Rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

     The minimum annuitization value is used to calculate the annuity payments and charges under the Rider and adjustments to partial surrenders. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. IF YOU CHOOSE TO ANNUITIZE UNDER THE RIDER, WE WILL USE YOUR MINIMUM ANNUITIZATION VALUE (LESS ANY OUTSTANDING LOAN AMOUNT AND ANY LOAN INTEREST YOU OWE) -- NOT YOUR CURRENT ANNUITY VALUE EVEN IF IT IS GREATER -- TO DETERMINE THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENTS UNDER THE RIDER. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

     ANNUITY PAYMENT OPTIONS UNDER THE RIDER. The only payment options available under the Rider are the following variable annuity options:

     o LIFE INCOME -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
     o JOINT AND FULL SURVIVOR -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

     Both before and after you annuitize under the Rider, you may transfer values from one subaccount to another. There are no limitations on subaccount transfers after you annuitize under the Rider.

     MINIMUM ANNUITIZATION VALUE UPGRADE. With a 10 year waiting period, you can elect, in writing, to upgrade the minimum annuitization value to the current annuity value within 30 days after any Contract anniversary before your 85th birthday (earlier if required by your state).

     If you elect to upgrade, the current Rider will terminate, we will assess the Rider charge, and a new rider will be issued with a new rider date, new waiting period before you can annuitize under the rider, and new guaranteed benefits and charges. The benefits and charges under the new rider may differ from the previous Rider's benefits and charges prior to upgrading.

     CONDITIONS TO ANNUITIZE UNDER THE RIDER. You can only annuitize under the Rider within 30 days after the end of the waiting period (currently the tenth Contract anniversary after you select the Rider) or on a later Contract anniversary. In the case of an upgrade of the minimum annuitization value, you can only annuitize at the end of the new rider's waiting period (currently the tenth Contract anniversary following the upgrade) or on a later Contract anniversary. We may, at our discretion, change the waiting period in the future if you choose to upgrade the minimum annuitization value, or for new issues of the Rider. You cannot, however, annuitize under the Rider after the 30-day period following the Contract anniversary after your 94th birthday (earlier if required by your state).

NOTE CAREFULLY -- You may only annuitize under the Rider at the times indicated above,

     GUARANTEED MINIMUM INCOME BENEFIT RIDER. We guarantee that future annuity payments under the Rider to be never less than the initial variable annuity payment. See the SAI for information concerning the calculation of the initial variable annuity payment. We will also "stabilize" the payments (hold them constant) during each Contract year. During the first Contract year after you annuitize under the Rider, each payment will equal the initial payment. On each Contract anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that Contract year. The payments starting on each Contract anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the Contract anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate account annuitization charge of 2.50%, in order to increase the dollar amount of variable annuity payments. See the SAI for additional information concerning how payments are determined under the Rider.

     RIDER CHARGE. Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and on the termination date of the Rider. We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

     SEPARATE ACCOUNT ANNUITIZATION CHARGE. If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future, if you choose to upgrade the minimum annuitization value or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

     TERMINATION. The Rider is irrevocable. You have the option not to annuitize under the Rider but you will not receive a refund of any charges you have paid and you will not be able to use the minimum annuitization value. The Rider will terminate upon the earliest of the following:

     o  annuitization (once the guaranteed minimum payments begin);
     o the date you elect to upgrade (although a new irrevocable rider will be issued);
     o  the date your Contract terminates;
     o 30 days following the Contract anniversary after your 94th birthday (earlier if required by your state); or
     o the date you change the annuitant (although a new irrevocable rider will be issued).

     THE GUARANTEED MINIMUM INCOME BENEFIT RIDER DOES NOT ESTABLISH OR GUARANTEE ANNUITY VALUE OR GUARANTEE PERFORMANCE OF ANY SUBACCOUNT. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract's applicable annuity factors. Therefore, the Guaranteed Minimum Income Benefit Rider should be regarded as a safety net.

3. PURCHASE

CONTRACT ISSUE REQUIREMENTS

     Western Reserve will issue a Contract IF:

     o  we receive the information we need to issue the Contract;
     o  we receive a minimum initial premium payment; and
     o  the annuitant is age 85 or younger.

PREMIUM PAYMENTS

     You should make checks or drafts for premium payments payable only to "Western Reserve Life" and send them to the administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

INITIAL PREMIUM REQUIREMENTS

     The initial premium payment for most Contracts must be at least $25,000. A Contract issued under 403(b) of the Code generally requires total premium payments received during the first year to equal or exceed $25,000.

     We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it. We will credit it as soon as we receive all necessary application information.

     The date on which we credit your initial premium payment to your Contract is the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

     If you wish to make payments by bank wire, you should instruct your bank to wire federal funds to us. Please contact us at 1-800-851-9777 for complete wire instructions.

     We may reject any application or premium payments for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

     You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. Additional premium payments must be at least $50 ($1,000 if by wire). We will credit additional premium payments to your Contract as of the business day we receive your premium payment and required information.

MAXIMUM ANNUAL PREMIUM PAYMENTS

     We allow premium payments up to a total of $1,000,000 per Contract year without prior approval.

ALLOCATION OF PREMIUM PAYMENTS

     When you purchase a Contract, we will allocate your premium payment to the investment choices you selected on your application, or we will place your premium payment(s) in the reallocation account until the reallocation date. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

     Unless we consent otherwise, we will restrict allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     You may change allocations for future additional premium payments by sending written instructions or by telephone, subject to the limitations described under Telephone or Fax Transactions on page 26. The allocation change will apply to premium payments received after the date we receive the change request.

     You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objective may change.

RIGHT TO CANCEL PERIOD

     You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. We determine the value of the refund as of the date we receive the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days or receive a different refund amount.

     If your state requires us to return your initial premium in the event you exercise your right to cancel, we will allocate the initial premium on the Contract date to the reallocation account until the reallocation date. While held in the reallocation account, your premium will be credited with gains and losses of the WRL J.P. Morgan Money Market subaccount. The premium will remain in the reallocation account for the number of days in your state's right to cancel period plus five days. Please contact your agent for details concerning the right to cancel period for your state.

     On the first valuation date on or after the reallocation date, we will reallocate all annuity value from the reallocation account to the fixed account and/or subaccounts you selected on your application.

     For states which do not require a full refund of the initial premium, the reallocation date is the same as the Contract date and we will allocate your initial premium on the Contract date to the fixed account and/or subaccounts in accordance with the instructions you gave us on your application.

ANNUITY VALUE

     You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next succeeding valuation date. A valuation date is any day the NYSE is open. Our business day closes at the close of normal trading of the NYSE, usually 4:00 p.m. Eastern time. We observe the same holidays as the NYSE.

ACCUMULATION UNITS

     We measure the value of your Contract during the accumulation period by using a unit called an accumulation unit. During the income phase, we call the unit an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge or Guaranteed Minimum Income Benefit Rider charge, we subtract accumulation units from the subaccounts using the same method.

     Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

     We will determine separate sets of accumulation unit values that reflect the cost of the standard death benefit and the annual compounding death benefit or annual step-up death benefit.

4. INVESTMENT CHOICES

THE SEPARATE ACCOUNT

     The separate account currently consists of 23 subaccounts.

     THE FUND. Each subaccount invests exclusively in one portfolio of the fund. The portfolios and their sub-adviser(s) are listed below.

 SUB-ADVISER                                    PORTFOLIO
 -----------                                    ---------
 JANUS CAPITAL CORPORATION                      WRL Janus Growth
                                                WRL Janus Global
--------------------------------------------------------------------------------
 FRED ALGER MANAGEMENT, INC.                    WRL Alger Aggressive Growth
--------------------------------------------------------------------------------
 VAN KAMPEN ASSET MANAGEMENT INC.               WRL VKAM Emerging Growth
--------------------------------------------------------------------------------
 AEGON USA INVESTMENT MANAGEMENT, INC.          WRL AEGON Balanced
                                                WRL AEGON Bond
--------------------------------------------------------------------------------
 LUTHER KING CAPITAL MANAGEMENT CORPORATION     WRL LKCM Strategic Total Return
--------------------------------------------------------------------------------
 FEDERATED INVESTMENT COUNSELING                WRL Federated Growth & Income
--------------------------------------------------------------------------------
 J.P. MORGAN INVESTMENT MANAGEMENT INC.         WRL J.P. Morgan Money Market
                                                WRL J.P. Morgan Real Estate Securities
--------------------------------------------------------------------------------
 EQSF ADVISERS, INC.                            WRL Third Avenue Value
--------------------------------------------------------------------------------
 NWQ INVESTMENT MANAGEMENT COMPANY, INC.        WRL NWQ Value Equity
--------------------------------------------------------------------------------
 DEAN INVESTMENT ASSOCIATES                     WRL Dean Asset Allocation
--------------------------------------------------------------------------------
 C.A.S.E. MANAGEMENT, INC.                      WRL C.A.S.E. Growth
--------------------------------------------------------------------------------
 SCOTTISH EQUITABLE INVESTMENT MANAGEMENT       WRL GE/Scottish Equitable International Equity
 LIMITED AND GE INVESTMENT MANAGEMENT
 INCORPORATED
--------------------------------------------------------------------------------
 GE INVESTMENT MANAGEMENT INCORPORATED          WRL GE U.S. Equity
--------------------------------------------------------------------------------
 GOLDMAN SACHS ASSET MANAGEMENT                 WRL Goldman Sachs Growth
                                                WRL Goldman Sachs Small Cap
--------------------------------------------------------------------------------
 T. ROWE PRICE ASSOCIATES, INC.                 WRL T. Rowe Price Dividend Growth
                                                WRL T. Rowe Price Small Cap
--------------------------------------------------------------------------------
 SALOMON BROTHERS ASSET MANAGEMENT INC          WRL Salomon All Cap
--------------------------------------------------------------------------------
 PILGRIM BAXTER & ASSOCIATES, LTD.              WRL Pilgrim Baxter Mid Cap Growth
--------------------------------------------------------------------------------
 THE DREYFUS CORPORATION                        WRL Dreyfus Mid Cap
--------------------------------------------------------------------------------

     The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual fund would be similar to those portfolios offered by this prospectus.

     THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). MORE DETAILED INFORMATION, INCLUDING AN EXPLANATION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE, MAY BE FOUND IN THE FUND'S CURRENT PROSPECTUS. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

THE FIXED ACCOUNT

     Premium payments allocated and amounts transferred to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

     We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

     If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

     When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for the purpose of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial surrenders from the fixed account unless we consent.

     Unless we otherwise consent, we will restrict allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

TRANSFERS

     During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the dollar cost averaging, asset rebalancing or systematic partial surrender program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the program. We may also limit "substantive transfers" as discussed below.

     Transfers from the fixed account are allowed only once each Contract year. The amount that may be transferred is the greater of: (1) 25% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year.

     During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not transfer any of their Contract value to the fixed account.

     Transfers may be made by telephone or fax, subject to limitations described under Telephone or Fax Transactions on page 26.

     If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

     The Contract's transfer privilege is not intended to afford owners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can potentially disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations, or a series of movements between portfolios. We will not limit non-substantive transfers.

     We may, at any time, no longer permit transfers, modify our procedures, or limit the number of transfers we permit. We will effect transfers from subaccounts at accumulation unit values next determined after we receive the transfer request.

DOLLAR COST AVERAGING PROGRAM

     Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers. Transfers must be scheduled for a minimum of 6 months but no more than 24 months. There is no charge for this program. These transfers do count towards the 12 free transfers allowed during each Contract year.

     If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

     By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

     We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or systematic partial surrenders or if you request any other transfer.

ASSET REBALANCING PROGRAM

     During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program, if you take systematic partial surrenders or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

     To qualify for asset rebalancing, a minimum annuity value of $25,000 for an existing Contract, or a minimum initial premium payment of $25,000 for a new Contract, is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

     Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

     We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

TELEPHONE OR FAX TRANSACTIONS

     You may make transfers, request partial surrenders and change the allocation of additional premium payments by telephone. Telephone partial surrenders are not allowed in the following situations:

     o  for qualified retirement accounts (except IRAs);
     o if the amount you want to partially surrender is greater than $50,000; or
     o if the address of record has been changed within the past 10 days.

     Upon instructions from you, the registered representative/agent of record for your Contract may also make telephone transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

     You may make telephone transfers or request partial surrenders by calling our toll-free number: 1-800-851-9777. You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

     You may also fax your transfer or partial surrender request to us at 727-299-1648. We will not be responsible for transmittal problems which are not reported to us within five business days. Any reports must be accompanied by proof of the faxed transmittal.

     Telephone or fax requests must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction. We may discontinue this option at any time.

THIRD PARTY INVESTMENT SERVICES

     Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Contracts.

     WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF CONTRACTS. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5. EXPENSES

     There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

PARTIAL AND COMPLETE SURRENDERS

     During the accumulation period, you can surrender part or all of the cash value. We will not deduct any surrender charges. Cash value is the annuity value, less the annual Contract charge, any premium taxes and any Guaranteed Minimum Income Benefit Rider charge.

MORTALITY AND EXPENSE RISK CHARGE

     We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples of our risks include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net assets that you have invested in each subaccount. If you add the annual compounding death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.40%. This charge is deducted from the subaccounts during the accumulation period. During the income phase, we charge a daily separate account annuitization charge equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you annuitize under the Guaranteed Minimum Income Benefit Rider, we charge a separate account annuitization charge, currently 2.50%, not to exceed 3.50%, in place of the mortality and expense risk and administrative charges.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge covers more than actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

ADMINISTRATIVE CHARGE

     We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE

     Prior to annuitization, a Rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each Contract anniversary and on the termination date of the Rider (including Contract surrender). We may change the Rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 0.50% annually. We deduct the Rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

     We will waive the Rider charge on any Contract anniversary if the annuity value exceeds the Rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh Contract anniversary is $100,000, your minimum annuitization value is $45,000 and the Rider charge waiver threshold is 2.0, we will waive the Rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 x 2.0). We may, at our discretion, change the Rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 2.5 times the minimum annuitization value.

SEPARATE ACCOUNT ANNUITIZATION CHARGE

     If you annuitize under the Rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the Rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

ANNUAL CONTRACT CHARGE

     We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of anuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

TRANSFER CHARGE

     You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.

LOAN PROCESSING FEE

     If you take a Contract loan, we will impose a $30 loan processing fee. You have the option either to send us a $30 check for this fee or to have us deduct the $30 from the loan amount. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Only qualified Contracts can take Contract loans.

PREMIUM TAXES

     Some states assess premium taxes on the premium payments you make. Currently, we do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the annuity value when:

         o   you elect to begin receiving annuity payments;
         o   you surrender the Contract;
         o   you request a partial surrender; or
         o   a death benefit is paid.

    Generally, premium taxes range from 0% to 3.50%, depending on the state.

FEDERAL, STATE AND LOCAL TAXES

     We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

PORTFOLIO MANAGEMENT FEES

     The value of the assets in each subaccount is reduced by the fees and expenses paid by the portfolios. A description of these expenses is found in the fund prospectus and in the Annuity Contract Fee Table section of this prospectus.

WAIVED CHARGES AND EXPENSES TO EMPLOYEES

     We may waive the annual Contract charge for Contracts sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of Western Reserve or its affiliates, or other groups where sales to the group reduce our administrative expenses.

6. TAXES

     NOTE: Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

ANNUITY CONTRACTS IN GENERAL

     Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or nonqualified (discussed below).

     You will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a partial or complete surrender or as annuity payments.

     When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NONQUALIFIED CONTRACTS

     If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

     If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

     Because variable annuity contracts provide tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

     A qualified Contract may be used in connection with the following plans:

     o INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

     o TAX-SHELTERED ANNUITY PLAN (403(B) PLAN): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.

     o CORPORATE PENSION, PROFIT-SHARING AND H.R. 10 PLANS: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.

     O DEFERRED COMPENSATION PLAN (457 PLAN): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

     There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

PARTIAL AND COMPLETE SURRENDERS -- NONQUALIFIED CONTRACTS

     If you make a partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceeds your premiums paid. Different rules apply for annuity payments.

     The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

     o  paid on or after the taxpayer reaches age 591/2;
     o  paid after the taxpayer dies;
     o paid if the taxpayer becomes totally disabled (as that term is defined in the Code);
     o paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
     o  paid under an immediate annuity; or
     o  which come from premium payments made prior to August 14, 1982.

MULTIPLE CONTRACTS

     All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

     The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. A nonqualified contract must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

PARTIAL SURRENDERS -- QUALIFIED CONTRACTS

     The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts partially surrendered from the Contract prior to the date you reach age 591/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

PARTIAL SURRENDERS -- 403(B) CONTRACTS

     The Code limits partial surrenders of premium payments from certain 403(b) Contracts. Partial surrenders generally can only be made when an owner:

     o  reaches age 591/2;
     o  leaves his/her job;
     o  dies;
     o  becomes disabled (as that term is defined in the Code); or
     o in the case of hardship. However, in the case of hardship, the owner can only partially surrender the premium payments and not any earnings.

PARTIAL AND COMPLETE SURRENDERS

     In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

     Generally, in the case of a partial surrender, systematic partial surrender, or complete surrender under a nonqualified Contract before the maturity date, amounts received are first treated as taxable income to the extent that the annuity value immediately before the partial surrender, systematic partial surrender, or complete surrender exceeds the "investment in the contract" at that time. Any additional amount partially surrendered, applied to a systematic partial surrender or complete surrender is not taxable. In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

     Loans and pledges or assignment of nonqualified Contracts are taxed in the same manner as partial surrenders from such Contracts.

TAXATION OF DEATH BENEFIT PROCEEDS

     We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

     o if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or
     o if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

     For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received which were not includable in gross income.

ANNUITY PAYMENTS

     Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.

     The excludable portion of each annuity payment you receive generally will be determined as follows:

     o FIXED PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

     o VARIABLE PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

     The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

     If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

     If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

     If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Contract.

7. ACCESS TO YOUR MONEY

PARTIAL AND COMPLETE SURRENDERS

     You can have access to the money in your Contract in several ways:

     o  by making either a partial or complete surrender; or
     o  by taking annuity payments.

     If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

     o  any premium taxes;

     o  any loans;
     o  the annual Contract charge; and
     o  the Guaranteed Minimum Income Benefit Rider charge, if applicable.

     No partial surrender is permitted if it would reduce the cash value below $25,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the cash value.

     Remember that any partial surrender you take will reduce the annuity value, and might reduce the amount of the death benefit. If you selected the Guaranteed Minimum Income Benefit Rider, a partial surrender will also reduce the minimum annuitization value. See the SAI for details.

     Under some circumstances, a partial surrender will reduce the death benefit (and the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider) by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, for more details.

     Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

     We must receive a properly completed surrender request which must contain your original signature. If you reside in a community property state, your spouse must also sign the surrender request. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by fax or telephone is $50,000.

     When we incur extraordinary expenses, such as overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery.

     For your protection, we will require a signature guarantee for:

     o  all requests for partial or complete surrenders over $500,000; or
     o where the partial or complete surrender proceeds will be sent to an address other than the address of record.

     All signature guarantees must be made by:

     o  a national or state bank;
     o  a member firm of a national stock exchange; or
     o any institution that is an eligible guarantor under SEC rules and regulations.

     Notarization is not an acceptable form of signature guarantee.

     If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777.

DELAY OF PAYMENT AND TRANSFERS

     Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, or the death of the owner of a nonqualified Contract, will generally occur within seven business days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

     o the NYSE is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or
     o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
     o  the SEC permits a delay for the protection of owners.

     In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

     Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders and loan amounts from the fixed account for up to six months.

SYSTEMATIC PARTIAL SURRENDERS

     You can elect to receive regular payments from your Contract by using systematic partial surrenders. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the cash value for the entire Contract would be reduced below $25,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

     You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice. Systematic partial surrenders are not available if you have elected the dollar cost averaging or asset rebalancing program.

     Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

CONTRACT LOANS FOR QUALIFIED CONTRACTS

     You can take Contract loans during the accumulation period when the Contract is:

     o used in connection with a Tax-Sheltered Annuity Plan under Section 403(b) of the Code;

     o purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Code (including Section 401(k) plans); and
     o  the Contract has been in force for at least 10 days.

     The maximum amount you may borrow against the Contract is the lesser of:

     o  50% of the annuity value; or
     o $50,000 reduced by the highest outstanding loan balance during the one year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

     The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employment Retirement Income Security Act of 1974 ("ERISA"). Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

     The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

     On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference from the subaccounts and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

     If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

     You can repay any Contract loan in full:

     o  while the Contract is in force; and
     o  during the accumulation period.

     NOTE CAREFULLY: If you do not repay your Contract loan, we will subtract the amount of the unpaid loan plus interest from:

     o  the amount of any death benefit proceeds; or
     o  the amount we pay upon a partial or complete surrender; or

     o  the amount we apply on the maturity date to provide annuity payments; or
     o the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider and elect to annuitize under the Rider.

     You must pay interest on the loan at the rate of 6% per year. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

     o  in level quarterly or monthly payments over a 5-year period; or
     o over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

     An extended repayment period cannot go beyond the year you turn 701/2.

     If:

     o  a repayment is not received within 31 days from the original due date;

     Then:

     o a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, will take place.

     This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract to not qualify under Section 403(b) of the Code.

     You may fax your loan request to us at 727-299-1620.

     The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve. We reserve the right to limit the number of Contract loans to one per Contract year.

     Contract loans may not be available in all states.

8. PERFORMANCE

     We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

     First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the Guaranteed Minimum Income Benefit Rider charge. THESE FIGURES ARE BASED ON THE ACTUAL HISTORICAL PERFORMANCE OF THE SEPARATE ACCOUNT SINCE ITS INCEPTION.

     Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

     Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception date of the separate account, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

     The fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the "Similar Sub-Advised Funds." None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Advised Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Advised Funds are not available for investment under the Contract.

     Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

     We will pay a death benefit to the beneficiary, under certain circumstances, if you are both the owner and the annuitant, and you die during the accumulation period. (If you are not the annuitant, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

WHEN WE PAY A DEATH BENEFIT

     BEFORE THE MATURITY DATE. We will pay a death benefit to your beneficiary
IF:

     o  you are both the annuitant and the owner of the Contract; and
     o  you die before the maturity date.

     If the only beneficiary is your surviving spouse, then he or she may elect to continue the Contract as the new annuitant and owner, instead of receiving the death benefit.

     Distribution requirements apply to the annuity value upon the death of any owner or annuitant. These restrictions are detailed in the SAI.

     AFTER THE MATURITY DATE. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Options and Variable Annuity Options on pages 14 and 15 for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.

     If:

     o  you are not the annuitant; and

     o  you die on or after the maturity date; and

     o  the entire interest in the Contract has not been paid to you;

     Then:

     o any remaining value in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death.

WHEN WE DO NOT PAY A DEATH BENEFIT

     NO DEATH BENEFIT IS PAID IN THE FOLLOWING CASES:

     If:

     o  you are not the annuitant; and

     o  the annuitant dies prior to the maturity date;

     Then:

     o  you will become the new annuitant and the Contract will continue.

     If:

     o  you are not the annuitant; and

     o  you die prior to the maturity date;

     Then:

     o if there is a surviving joint owner, then that person becomes the new owner. The new owner generally must surrender the Contract for the annuity value within five years of your death.

     NOTE CAREFULLY: If the owner does not name a successor owner, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless we receive written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the Contract. It may be necessary to open a probate estate in order to exercise ownership rights to the Contract if no successor owner is named in a written notice received by us.

STANDARD DEATH BENEFIT

     Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. If the annuitant dies during the accumulation period, the standard death benefit will be the greater of:

     o  the annuity value of your Contract on the death report day; or
     o the total premium payments you make to the Contract, less partial surrenders.

     The standard death benefit is not payable after the maturity date.

ANNUAL COMPOUNDING DEATH BENEFIT OR ANNUAL STEP-UP DEATH BENEFIT

     On the Contract application, you may select either the annual compounding death benefit or annual step-up death benefit for an additional fee. These options are not available to annuitants age 74 or older. These death benefit options are only payable during the accumulation period and are not payable after the maturity date. You may not select either of these options after the Contract has been issued.

     ANNUAL COMPOUNDING DEATH BENEFIT. During the accumulation period, this option provides the greater of:

     o  the standard death benefit; or
     o the total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant's 81st birthday.

     ANNUAL STEP-UP DEATH BENEFIT. During the accumulation period, this option provides the greater of:

     o  the standard death benefit; or
     o the highest annuity value on any Contract anniversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased for any adjusted partial surrenders we have paid to you, following the Contract anniversary on which the highest annuity value occurs.

     If you select either of these options, then the mortality and expense risk charge will increase to 1.40%.

     EFFECT OF ADJUSTED PARTIAL SURRENDER ON ANNUAL COMPOUNDING DEATH BENEFIT OR ANNUAL STEP-UP DEATH BENEFIT. When you request a partial surrender, we will reduce the annual compounding death benefit or annual step-up death benefit, if selected, by an "adjusted partial surrender."

     If the annual compounding death benefit or annual step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total amount paid as the death benefit could be less than the total premium payments.

     It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid as the death benefit could be less than the total premium payments.

     A partial surrender will reduce the annual compounding death benefit or annual step-up death benefit, if selected, by the amount of the partial surrender times the ratio of:

     o the amount of the annual compounding death benefit or annual step-up death benefit immediately before the partial surrender, to
     o  the annuity value immediately before the partial surrender.

     We have also included a more detailed explanation of this adjustment in the SAI.

ALTERNATE PAYMENT ELECTIONS

     The beneficiary may elect to receive the death benefit in a lump sum payment, or (if not your surviving spouse) to receive payment:

     1. within 5 years of the date of the annuitant's death;
     2. over a specific number of years, not to exceed the beneficiary's life expectancy, with payments starting within one year of the annuitant's death; or
     3. under a life annuity payout option, with payments starting within one year of the annuitant's death.

     If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The death benefit becomes the new annuity value. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to 1 above. See the SAI for more details.

10. OTHER INFORMATION

OWNERSHIP

     You, as owner of the Contract, exercise all rights under the Contract. You can change the owner at any time by notifying Western Reserve in writing. An ownership change may be a taxable event.

ANNUITANT

     The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a co-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

     The beneficiary is the person who receives the death benefit proceeds upon the death of the annuitant when the owner is a natural person other than the annuitant. The beneficiary will become the new owner when the owner is not the same person as the annuitant and the owner dies before the annuitant. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if no beneficiary survives the annuitant, the owner, if living, or the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

ASSIGNMENT

     You can also assign the Contract any time during your lifetime. Western Reserve will not be bound by the assignment until we receive written notice of the assignment. Western Reserve will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

THE SEPARATE ACCOUNT

     Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 23 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and we reserve the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

     The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the Contracts of the separate account or Western Reserve.

     The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

     Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (http://www.sec.gov) that contains other information regarding the separate account.

VOTING RIGHTS

     Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

DISTRIBUTION OF THE CONTRACTS

     AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly-owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc.

     The Contracts are offered to the public through broker-dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG. First year commissions of up to 1.25% of premium payments will be paid to broker/dealers who sell the Contracts under agreements with AFSG. In addition, broker-dealers may receive trail commissions of 1.25% of the annuity value in each Contract year, starting with the second Contract year, provided the Contract has an annuity value of $25,000 or more. These commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Subject to applicable federal and state laws and regulations, Western Reserve may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker-dealers for their sale of the Contracts. The offering of the Contracts is continous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so.

NON-PARTICIPATING CONTRACT

     The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

VARIATIONS IN CONTRACT PROVISIONS

     Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

     The fixed account may not be available in all states. Residents of Washington, Oregon and Massachusetts may not direct or transfer any money to the fixed account.

YEAR 2000 READINESS DISCLOSURE

     We have in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of the date of this prospectus, all of our mission-critical systems are Year 2000 compliant and ready. The Plan is continuing as scheduled, as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, we have identified and made available what we believe are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     Our actions under the Plan are intended to reduce significantly our risk of a material business interruption based on the Year 2000 issues. Resolving the Year 2000 computer problem is complex and multifaceted. We cannot know conclusively whether a response plan is successful until the Year 2000 arrives (or an earlier date if the systems or equipment address Year 2000 data prior to the Year 2000). In spite of our efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control. See the fund prospectus for information on its preparation for Year 2000.

     This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C.
Section 1 (1998).

IMSA

     We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, AFSG or Western Reserve.

FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI. The financial statements of the separate account are not fully representative of the subaccounts listed in this prospectus, as the subaccounts have not yet commenced operations.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                         Definitions of Special Terms
                         The Contract -- General Provisions
                         Certain Federal Income Tax Consequences
                         Investment Experience
                         Historical Performance Data
                         Published Ratings
                         Administration
                         Records and Reports
                         Distribution of the Contracts
                         Other Products
                         Custody of Assets
                         Legal Matters
                         Independent Accountants
                         Other Information
                         Financial Statements

            Inquiries and requests for a SAI should be directed to:

                         Western Reserve Life
                         Attention: Annuity Department
                         P.O. Box 9051
                         Clearwater, Florida 33758-9051
                         1-800-851-9777

APPENDIX A
CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The subaccount classes available under this Contract have not yet commenced operations. Therefore, there is no history of accumulation unit values for these classes of subaccounts.

APPENDIX B
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STANDARDIZED PERFORMANCE DATA

     We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

     WRL J.P. MORGAN MONEY MARKET SUBACCOUNT. The yield of the WRL J.P. Morgan Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     OTHER SUBACCOUNTS. The YIELD of a subaccount of the separate account, other than the WRL J.P. Morgan Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

     The TOTAL RETURN of a subaccount assumes that an investment has been held in the separate account for various periods of time including a period measured from the date a subaccount investing in the underlying portfolios began operations. When a subaccount has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $10,000 in the subaccount as of the last day of each period.

     The yield and total return calculations are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

     Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 1998 and for the one and five year periods ended December 31, 1998 are shown in Tables 1 and 2 below. Although the Contract did not exist during the periods shown in Tables 1 and 2, the returns of the subaccounts shown have been adjusted to reflect current subaccount charges imposed under the Contract. Total returns shown in Table 1 reflect deductions of 1.25% for the mortality and expense risk charge, 0.40% for the administrative charge and $30 for the annual Contract charge (based on an annuity value of $10,000, the annual Contract charge translates into a charge of 0.30%). Total returns shown in Table 2 reflect the standardized total returns of Table 1, adjusted to reflect 1.40% for the mortality and expense risk charge (assuming addition of the annual compounding death benefit or annual step-up death benefit), 0.40% for the administrative charge, 0.30% for the Guaranteed Minimum Income Benefit Rider, and $30 for the annual Contract charge. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of minimum annuitization value ("MAV") and assuming an MAV annual growth rate of 6%.

                                     TABLE 1
          STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                  (ASSUMES SELECTION OF STANDARD DEATH BENEFIT
                WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)


                                                    1 YEAR     5 YEARS   INCEPTION OF THE   SUBACCOUNT
                                                     ENDED      ENDED      SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                        12/31/98   12/31/98      12/31/98***      DATE***
 ----------                                        --------   --------      -----------      -------
 WRL Janus Growth                                   61.49%    23.02%          19.46%        12/03/92
 WRL Janus Global                                   27.59%    17.35%          19.82%        12/03/92
 WRL AEGON Bond                                      7.23%     4.47%           5.76%        12/03/92
 WRL AEGON Balanced                                  4.88%      N/A            7.74%        03/01/94
 WRL Alger Aggressive Growth                        45.96%      N/A           21.43%        03/01/94
 WRL VKAM Emerging Growth                           34.79%    19.81%          21.00%        03/01/93
 WRL LKCM Strategic Total Return                     7.55%    11.71%          12.12%        03/01/93
 WRL Federated Growth & Income                       1.07%      N/A            9.80%        03/01/94
 WRL J.P. Morgan Money Market*                       3.27%     2.95%           2.51%        12/03/92
 WRL J.P. Morgan Real Estate Securities**          -16.14%      N/A          -16.14%        05/01/98
 WRL Third Avenue Value**                           -8.65%      N/A           -8.65%        01/02/98
 WRL NWQ Value Equity                               -6.63%      N/A            9.74%        05/01/96
 WRL Dean Asset Allocation                           6.25%      N/A           12.73%        01/03/95
 WRL C.A.S.E. Growth                                 0.50%      N/A            7.69%        05/01/96
 WRL GE/Scottish Equitable International Equity     10.71%      N/A            8.09%        01/02/97
 WRL GE U.S. Equity                                 20.56%      N/A           22.71%        01/02/97
 WRL Goldman Sachs Growth                            N/A        N/A            N/A          05/03/99
 WRL Goldman Sachs Small Cap                         N/A        N/A            N/A          05/03/99
 WRL T. Rowe Price Dividend Growth                   N/A        N/A            N/A          05/03/99
 WRL T. Rowe Price Small Cap                         N/A        N/A            N/A          05/03/99
 WRL Salomon All Cap                                 N/A        N/A            N/A          05/03/99
 WRL Pilgrim Baxter Mid Cap Growth                   N/A        N/A            N/A          05/03/99
 WRL Dreyfus Mid Cap                                 N/A        N/A            N/A          05/03/99

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subacount with separate account annual expenses of 1.40%.

                                     TABLE 2
          STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                              (ASSUMES SELECTION OF
                        ANNUAL COMPOUNDING DEATH BENEFIT
                       OR ANNUAL STEP-UP DEATH BENEFIT AND
                    GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.80%)

                                                    1 YEAR     5 YEARS   INCEPTION OF THE   SUBACCOUNT
                                                     ENDED      ENDED      SUBACCOUNT TO    INCEPTION
 SUBACCOUNT                                        12/31/98   12/31/98      12/31/98***      DATE***
 ----------                                        --------   --------      -----------      -------
 WRL Janus Growth                                   60.93%    22.68%          19.14%        12/03/92
 WRL Janus Global                                   27.08%    16.99%          19.50%        12/03/92
 WRL AEGON Bond                                      6.75%     4.02%           5.33%        12/03/92
 WRL AEGON Balanced                                  4.41%      N/A            7.30%        03/01/94
 WRL Alger Aggressive Growth                        45.42%      N/A           21.07%        03/01/94
 WRL VKAM Emerging Growth                           34.27%    19.45%          20.67%        03/01/93
 WRL LKCM Strategic Total Return                     7.07%    11.31%          11.74%        03/01/93
 WRL Federated Growth & Income                       0.60%      N/A            9.37%        03/01/94
 WRL J.P. Morgan Money Market*                       2.80%     2.47%           2.04%        12/03/92
 WRL J.P. Morgan Real Estate Securities**          -16.58%      N/A          -16.58%        05/01/98
 WRL Third Avenue Value**                           -9.11%      N/A           -9.11%        01/02/98
 WRL NWQ Value Equity                               -7.09%      N/A            9.25%        05/01/96
 WRL Dean Asset Allocation                           5.78%      N/A           12.32%        01/03/95
 WRL C.A.S.E. Growth                                 0.03%      N/A            7.19%        05/01/96
 WRL GE/Scottish Equitable International Equity     10.22%      N/A            7.64%        01/02/97
 WRL GE U.S. Equity                                 20.06%      N/A           22.32%        01/02/97
 WRL Goldman Sachs Growth                            N/A        N/A            N/A          05/03/99
 WRL Goldman Sachs Small Cap                         N/A        N/A            N/A          05/03/99
 WRL T. Rowe Price Dividend Growth                   N/A        N/A            N/A          05/03/99
 WRL T. Rowe Price Small Cap                         N/A        N/A            N/A          05/03/99
 WRL Salomon All Cap                                 N/A        N/A            N/A          05/03/99
 WRL Pilgrim Baxter Mid Cap Growth                   N/A        N/A            N/A          05/03/99
 WRL Dreyfus Mid Cap                                 N/A        N/A            N/A          05/03/99

  * Yield more closely reflects the current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
 ** One year data has not been annualized.
*** Refers to the inception date of the subaccount with separate account annual expenses of 1.40%.

NON-STANDARDIZED PERFORMANCE DATA

     In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

     We may from time to time also disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

     All non-standardized performance data will be advertised only if the standardized performance data as shown in Table 1 and Table 2, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

     ADJUSTED HISTORICAL PERFORMANCE DATA. We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio's performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. This data is not intended to indicate future performance.

     Based on the method of calculation described in the SAI, the adjusted historic average annual total returns for the portfolios for periods from inception of the portfolios to December 31, 1998, and for the one, five and ten year periods ended December 31, 1998 are shown in Tables 3 and 4 below. The total returns of the portfolios have been reduced by all charges currently assessed under the Contract, as if the Contract had been in existence since the inception of the portfolio. In Table 3, adjusted total returns for the portfolios reflect deductions of the 1.25% mortality and expense risk charge, the administrative charge of 0.40% and the annual Contract charge of $30. Adjusted total returns shown in Table 4 reflect deductions of 1.40% for the mortality and expense risk charge (assuming addition of the annual compounding death benefit or annual step-up death benefit), 0.40% for the administrative charge, 0.30% for the Guaranteed Minimum Income Benefit Rider and $30 for the annual Contract charge (based on an annuity value of $10,000, the annual Contract charge translates into a charge of 0.30%). The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a Rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%.

     The adjusted historical average annual total returns of the portfolios for periods ended 12/31/98 were as follows:

                                     TABLE 3
                ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                  (ASSUMES SELECTION OF STANDARD DEATH BENEFIT
                WITHOUT GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)

                                                    1 YEAR     5 YEARS                       CORRESPONDING
                                                     ENDED      ENDED         10 YEARS         PORTFOLIO
 PORTFOLIO                                         12/31/98   12/31/98      OR INCEPTION     INCEPTION DATE
 ---------                                         --------   --------      ------------     --------------
 WRL Janus Growth                                   61.49%    23.02%       20.54%/dagger/      10/02/86
 WRL Janus Global                                   27.59%    17.35%           19.82%          12/03/92
 WRL AEGON Bond                                      7.23%     4.47%        7.20%/dagger/      10/02/86
 WRL AEGON Balanced                                  4.88%      N/A             7.74%          03/01/94
 WRL Alger Aggressive Growth                        45.96%      N/A            21.43%          03/01/94
 WRL VKAM Emerging Growth                           34.79%    19.81%           21.00%          03/01/93
 WRL LKCM Strategic Total Return                     7.55%    11.71%           12.12%          03/01/93
 WRL Federated Growth & Income                       1.07%      N/A             9.80%          03/01/94
 WRL J.P. Morgan Money Market*                       3.27%     2.95%        3.08%/dagger/      10/02/86
 WRL J.P. Morgan Real Estate Securities**          -16.14%      N/A          -16.14%           05/01/98
 WRL Third Avenue Value**                           -8.65%      N/A           -8.65%           01/02/98
 WRL NWQ Value Equity                               -6.63%      N/A             9.74%          05/01/96
 WRL Dean Asset Allocation                           6.25%      N/A            12.73%          01/03/95
 WRL C.A.S.E. Growth                                 0.50%      N/A            12.90%          05/01/95
 WRL GE/Scottish Equitable International Equity     10.71%      N/A             8.09%          01/02/97
 WRL GE U.S. Equity                                 20.56%      N/A            22.71%          01/02/97
 WRL Goldman Sachs Growth                            N/A        N/A            N/A             05/03/99
 WRL Goldman Sachs Small Cap                         N/A        N/A            N/A             05/03/99
 WRL T. Rowe Price Dividend Growth                   N/A        N/A            N/A             05/03/99
 WRL T. Rowe Price Small Cap                         N/A        N/A            N/A             05/03/99
 WRL Salomon All Cap                                 N/A        N/A            N/A             05/03/99
 WRL Pilgrim Baxter Mid Cap Growth                   N/A        N/A            N/A             05/03/99
 WRL Dreyfus Mid Cap                                 N/A        N/A            N/A             05/03/99

 * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
**       One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.

                                     TABLE 4
                ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                              (ASSUMES SELECTION OF
                        ANNUAL COMPOUNDING DEATH BENEFIT
                       OR ANNUAL STEP-UP DEATH BENEFIT AND
                    GUARANTEED MINIMUM INCOME BENEFIT RIDER)
                 (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.80%)

                                                    1 YEAR     5 YEARS                       CORRESPONDING
                                                     ENDED      ENDED         10 YEARS         PORTFOLIO
 PORTFOLIO                                         12/31/98   12/31/98      OR INCEPTION     INCEPTION DATE
 ---------                                         --------   --------      ------------     --------------
 WRL Janus Growth                                   60.93%    22.68%       20.29%/dagger/      10/02/86
 WRL Janus Global                                   27.08%    16.99%           19.50%          12/03/92
 WRL AEGON Bond                                      6.75%     4.02%        6.85%/dagger/      10/02/86
 WRL AEGON Balanced                                  4.41%      N/A             7.30%          03/01/94
 WRL Alger Aggressive Growth                        45.42%      N/A            21.07%          03/01/94
 WRL VKAM Emerging Growth                           34.27%    19.45%           20.67%          03/01/93
 WRL LKCM Strategic Total Return                     7.07%    11.31%           11.74%          03/01/93
 WRL Federated Growth & Income                       0.60%      N/A             9.37%          03/01/94
 WRL J.P. Morgan Money Market*                       2.80%     2.47%        2.65%/dagger/      10/02/86
 WRL J.P. Morgan Real Estate Securities**          -16.58%      N/A          -16.58%           05/01/98
 WRL Third Avenue Value**                           -9.11%      N/A           -9.11%           01/02/98
 WRL NWQ Value Equity                               -7.09%      N/A             9.25%          05/01/96
 WRL Dean Asset Allocation                           5.78%      N/A            12.32%          01/03/95
 WRL C.A.S.E. Growth                                 0.03%      N/A            12.54%          05/01/95
 WRL GE/Scottish Equitable International Equity     10.22%      N/A             7.64%          01/02/97
 WRL GE U.S. Equity                                 20.06%      N/A            22.32%          01/02/97
 WRL Goldman Sachs Growth                            N/A        N/A            N/A             05/03/99
 WRL Goldman Sachs Small Cap                         N/A        N/A            N/A             05/03/99
 WRL T. Rowe Price Dividend Growth                   N/A        N/A            N/A             05/03/99
 WRL T. Rowe Price Small Cap                         N/A        N/A            N/A             05/03/99
 WRL Salomon All Cap                                 N/A        N/A            N/A             05/03/99
 WRL Pilgrim Baxter Mid Cap Growth                   N/A        N/A            N/A             05/03/99
 WRL Dreyfus Mid Cap                                 N/A        N/A            N/A             05/03/99

 * Yield more closely reflects current earnings of the WRL J.P. Morgan Money Market subaccount than its total return.
**       One year data has not been annualized.
/dagger/ This percentage represents ten year performance data, rather than data since portfolio inception.